UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2017

Commission File Number: 1‑9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11‑1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

295 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Offices, Including Zip Code)

(781) 332‑0700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b‑2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets

On January 5, 2018, Chase Corporation (“Chase” or the “Company”) filed a Form 8‑K (the “Initial Report”) reporting the acquisition of Stewart Superabsorbents, LLC (“SSA, LLC”) pursuant to the Membership Interest and Stock Purchase Agreement (the “Master Purchase Agreement”) by and among Chase, The Stewart Group Limited (“Stewart”), Explortec, Inc. (“Explortec”), Zappa-Tec, LLC (together with Stewart and Explortec, the “Sellers”), Stewart Superabsorbents, LLC (“SSA, LLC”), Stewart SA, Inc. and William Morris, in his capacity as seller representative, to acquire SSA, LLC. The Master Purchase Agreement was entered on December 29, 2017 and effective December 31, 2017. As contemplated by Items 9.01(a) and 9.01(b) of Form 8‑K, this Current Report on Form 8‑K/A amends the Initial Report to include the historical and pro forma financial statements as required in connection with the transaction. This amendment makes no other amendment to the Initial Report.

Item 9.01 - Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Stewart Superabsorbents, LLC and Subsidiary for the year ended September 30, 2017.

The audited statement of assets acquired and liabilities assumed of Zappa-Tec as of December 31, 2017.

(b)	Pro Forma Financial Information

Chase Corporation and Stewart Superabsorbents, LLC and Subsidiary unaudited pro forma condensed combined balance sheet as of August 31, 2017, the unaudited pro forma condensed combined statement of operations for the fiscal year ended August 31, 2017 and accompanying notes are filed as Exhibit 99.4.

Exhibit No.	Description

10.1.1

Amended and Restated Credit Agreement dated as of December 15, 2016 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors named therein, Bank of America, N.A., as administrative agent, and the Lenders party thereto (previously filed) (incorporated by reference from Exhibit 10.1 to the Company’s current report on Form 8-K filed December 20, 2016).

10.1.2

First Amendment to Amended and Restated Credit Agreement, dated as of February 6, 2017 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors, the Lenders party thereto and Bank of America, N.A., as administrative agent (previously filed) (incorporated by reference from Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2017, filed on April 7, 2017).

10.2

Membership Interest and Stock Purchase Agreement by and among Chase Corporation, The Stewart Group Limited, Explortec, Inc., Zappa-Tec, LLC, Stewart Superabsorbents, LLC, Stewart SA, Inc. and William Morris.

23.1	Consent of Martin Starnes & Associates, CPAs, P.A., Independent Public Accounting Firm of Stewart Superabsorbents, LLC and Subsidiary.

99.1*	Press release issued by Chase Corporation on January 4, 2018 announcing its acquisition of SSA, LLC – Zappa Stewart Superabsorbents (previously filed).

99.2	The audited consolidated financial statements of Stewart Superabsorbents, LLC and Subsidiary for the year ended September 30, 2017.

99.3	The audited statement of assets acquired and liabilities assumed of Zappa-Tec as of December 31, 2017.

99.4

Chase Corporation and Stewart Superabsorbents, LLC and Subsidiary unaudited pro forma condensed combined balance sheet as of August 31, 2017, the unaudited pro forma condensed combined statement of operations for the fiscal year ended August 31, 2017 and accompanying notes.

*     Previously filed as the same numbered exhibit to the Initial Report

EXHIBIT INDEX

Exhibit No.	Description

10.1.1

Amended and Restated Credit Agreement dated as of December 15, 2016 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors named therein, Bank of America, N.A., as administrative agent, and the Lenders party thereto (previously filed) (incorporated by reference from Exhibit 10.1 to the Company’s current report on Form 8-K filed December 20, 2016).

10.1.2

First Amendment to Amended and Restated Credit Agreement, dated as of February 6, 2017 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors, the Lenders party thereto and Bank of America, N.A., as administrative agent (previously filed) (incorporated by reference from Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2017, filed on April 7, 2017).

10.2

Membership Interest and Stock Purchase Agreement by and among Chase Corporation, The Stewart Group Limited, Explortec, Inc., Zappa-Tec, LLC, Stewart Superabsorbents, LLC, Stewart SA, Inc. and William Morris.

23.1	Consent of Martin Starnes & Associates, CPAs, P.A., Independent Public Accounting Firm of Stewart Superabsorbents, LLC and Subsidiary.

99.1*	Press release issued by Chase Corporation on January 4, 2018 announcing its acquisition of SSA, LLC – Zappa Stewart Superabsorbents (previously filed).

99.2	The audited consolidated financial statements of Stewart Superabsorbents, LLC and Subsidiary for the year ended September 30, 2017.

99.3	The audited statement of assets acquired and liabilities assumed of Zappa-Tec as of December 31, 2017.

99.4

Chase Corporation and Stewart Superabsorbents, LLC and Subsidiary unaudited pro forma condensed combined balance sheet as of August 31, 2017, the unaudited pro forma condensed combined statement of operations for the fiscal year ended August 31, 2017 and accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: March 9, 2018	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer and Chief Financial Officer